HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404        HV-4900 - Group Variable Funding Agreements - The HART Program

Supplement dated June 24, 2013 to your Prospectus

FUND CLOSURE AND LIQUIDATION

THE HARTFORD MONEY MARKET FUND – CLASS A

The Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation (the “Liquidation”) for The Hartford Money Market Fund – Class A (“Liquidating Fund”).  The Liquidation is scheduled to take place on or about September 27, 2013 (the “Liquidation Date”).  Effective after the market closed on June 20, 2013, the Liquidating Fund Sub-Account was closed to new Plans and Participants.

Due to the Liquidation of the Liquidating Fund, effective after market close on July 5, 2013, you will no longer be able to allocate new Contributions or make transfers to the Liquidating Fund Sub-Account, including program trades. You may transfer some or all of your Participant Account value in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.

Prior to the date of the Liquidation, you are permitted to make one special transfer of all your Participant Account value invested in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct all future Contributions in the Liquidating Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Also, effective as of the close of business on the Liquidation Date, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocations to the Liquidating Fund Sub-Account will be terminated.

Upon completion of the Liquidating Fund, all references to The Hartford Money Market Fund – Class A in the Prospectus are deleted.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.